UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2016

CONTENT CHECKED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-190656	99-0371233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8730 Sunset Blvd., Suite 240

West Hollywood, California 90069

(Address of principal executive offices) (Zip Code)

(424) 205-1777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 19, 2016, Content Checked Holdings, Inc., a Nevada corporation (the “Company”), issued a press release which contained the Company’s Chief Executive Officer’s letter to the shareholders of the Company. A copy of the press release is attached to this Current Report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated as of January 19, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Content Checked Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTENT CHECKED HOLDINGS, INC.

By:	/s/ Kris Finstad
Name:	Kris Finstad
Title:	Chief Executive Officer and President

Dated: January 19, 2016